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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 6, 1994

                               __________________

                      AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact name of registrant as specified in its charter)


           TEXAS                             1-9016                           75-6335572
(State or Other Jurisdiction)        (Commission File Number)       (I.R.S. Employer Identification
      of Incorporation                                                         Number)

                 6220 NORTH BELTLINE, SUITE 205, IRVING, TEXAS                 75063
                 (Address of Principal Executive Offices)                    (zip code)


Registrant's telephone number, including area code: (214) 550-6053
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ITEM 5.  OTHER EVENTS

         On May 24, 1994, the Registrant's Trust Managers adopted a resolution increasing the number of Trust Managers to four. The Trust Managers also adopted a resolution amending the Registrant's By-Laws to clarify that the Trust Managers may fill any vacancy created by an increase in the number of Trust Managers, such newly-appointed Trust Manager to serve until the next annual meeting of shareholders. Mr. Raymond A. Hay has been appointed by the Trust Managers to fill the vacancy created when the Trust Managers increased the number of Trust Managers to four. The aforesaid resolutions were adopted contingent upon Mr. Raynmond A. Hay accepting appointment as a Trust Manager.
On June 6, 1994, Mr. Hay accepted the appointment as a Trust Manager.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)  EXHIBITS

                 99.1     By-Law Amendment.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN INDUSTRIAL PROPERTIES REIT



                                        /s/ CHARLES W. WOLCOTT
                                        Charles W. Wolcott
                                        President and Chief Executive Officer

DATE:  June 7, 1994





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                               INDEX TO EXHIBITS

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
                                                    Sequentially
Exhibit No.               Description               Numbered Page
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
 *99.1           By-Law Amendment

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*Filed herewith